                                                                   EXHIBIT 99.16

DEBTOR: AMCV HOLDINGS, INC.                          CASE NUMBER: 01-10973 (JCA)

                            MONTHLY OPERATING REPORT
                            AS OF SEPTEMBER 30, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached September Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.



 /s/ STEVE MOELLER
--------------------------
Steve Moeller
Director, Accounting

DEBTOR: AMCV HOLDINGS, INC.                          CASE NUMBER: 01-10973 (JCA)

                            MONTHLY OPERATING REPORT
                            AS OF SEPTEMBER 30, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                    CONTENTS

Attachment 1     Summary of Bank and Investment Accounts

Attachment 2     Schedule of Receipts and Disbursements

Attachment 3     Bank and Investment Account Statements

Attachment 4     Income Statement

Attachment 5     Balance Sheet

Attachment 6     Summary of Due To/Due From Intercompany Accounts

Attachment 7     Accounts Receivable Aging

Attachment 8     Accounts Payable Detail

Attachment 9     Notes to September Monthly Operating Report

                       Summary Of Bank And Investment Accounts      Attachment 1
                                  AMCV Holdings, Inc.
Summary                         Case No: 01-10973 (EIK)                UNAUDITED
AMCV Holdings, Inc.          For Month Of September, 2002

                                         Balances
                              ------------------------------     Receipts &           Bank
                                 Opening          Closing       Disbursements       Statements         Account
Account                       As Of 9/01/02    As Of 9/30/02      Included           Included         Reconciled
-------                       -------------    -------------    -------------       ----------        ----------
No Bank Or Investment                NA              NA              NA                  NA               NA
Accounts

                                 Receipts & Disbursements           Attachment 2
                                   AMCV Holdings, Inc.
Summary                          Case No: 01-10973 (EIK)
AMCV Holdings, Inc.            For Month Of September, 2002
Attach 2

       No Receipts Or Disbursements Due To No Bank Or Investment Accounts

                     Concentration & Investment Account Statements  Attachment 3
                                  AMCV Holdings, Inc.
Summary                         Case No: 01-10973 (EIK)
AMCV Holdings, Inc.           For Month Of September, 2002
Attach 3

          No Statements Due To No Concentration Or Investment Accounts

AMCV US SET OF BOOKS                                    Date: 22-OCT-02 11:35:03
INCOME STATEMENT - ATTACHMENT 4                         Page: 1
Current Period: SEP-02

currency USD
Company=12 (AMCV - HOLDINGS)

                                        PTD-Actual
                                        30-Sep-02
                                        ----------
Revenue
Gross Revenue                             0.00
Allowances                                0.00
Net Revenue                               0.00

Operating Expenses
Air                                       0.00
Hotel                                     0.00
Commissions                               0.00
Onboard Expenses                          0.00
Passenger Expenses                        0.00
Vessel Expenses                           0.00
Layup/Drydock Expense                     0.00
Vessel Insurance                          0.00
                                          ----
Total Operating Expenses                  0.00

                                          ----
Gross Profit                              0.00

SG&A Expenses
Sales & Marketing                         0.00
Start-Up Costs                            0.00
                                          ----
Total SG&A Expenses                       0.00

                                          ----
EBITDA                                    0.00

Depreciation                              0.00

                                          ----
Operating Income                          0.00

Other Expense/(Income)
Interest Income                           0.00
Equity in Earnings for Sub                0.00
Reorganization expenses                   0.00
                                          ----
Total Other Expense/(Income)              0.00

                                          ----
Net Pretax Income/(Loss)                  0.00

Income Tax Expense                        0.00

                                          ----
Net Income/(Loss)                         0.00
                                          ====

AMCV US SET OF BOOKS                                    Date: 22-OCT-02 12:52:05
BALANCE SHEET - ATTACHMENT 5                            Page: 1
Current Period: SEP-02

currency USD
Company=12 (AMCV - HOLDINGS)

                                               YTD-Actual              YTD-Actual
                                               30-Sep-02               22-Oct-01
                                            ---------------           -----------
ASSETS

Cash and Equivalent                                    0.00                  0.00

Restricted Cash                                        0.00                  0.00

Accounts Receivable                                    0.00                  0.00

Inventories                                            0.00                  0.00

Prepaid Expenses                                       0.00                  0.00

Other Current Assets                                   0.00                  0.00

                                            ---------------           -----------
Total Current Assets                                   0.00                  0.00


Fixed Assets                                           0.00                  0.00

Accumulated Depreciation                               0.00                  0.00

                                            ---------------           -----------
Net Fixed Assets                                       0.00                  0.00


Net Goodwill                                           0.00                  0.00

Intercompany Due To/From                               0.00                  0.00

Net Deferred Financing Fees                            0.00                  0.00

Net Investment in Subsidiaries              (469,195,558.34)          (918,077.34)

                                            ---------------           -----------
Total Other Assets                          (469,195,558.34)          (918,077.34)

                                            ---------------           -----------
Total Assets                                (469,195,558.34)          (918,077.34)
                                            ===============           ===========

AMCV US SET OF BOOKS                                    Date: 22-OCT-02 12:52:05
BALANCE SHEET - ATTACHMENT 5                            Page: 2
Current Period: SEP-02

currency USD
Company=12 (AMCV - HOLDINGS)

                                                 YTD-Actual               YTD-Actual
                                                 30-Sep-02                22-Oct-01
                                               --------------           --------------
LIABILITIES

Accounts Payable                                         0.00                     0.00

Accrued Liabilities                                      0.00                     0.00

Deposits                                                 0.00                     0.00

                                               --------------           --------------
Total Current Liabilities                                0.00                     0.00


Long Term Debt                                           0.00                     0.00

Other Long Term Liabilities                              0.00                     0.00

                                               --------------           --------------
Total Liabilities                                        0.00                     0.00


Liabilities Subject to Compromise                        0.00                     0.00


OWNER'S EQUITY

Common Stock                                         9,440.25                 9,440.25

Add'l Paid In Capital                           79,208,059.85            79,208,059.85

Current Net Income (Loss)                     (469,009,767.89)          (13,500,663.21)

Retained Earnings                              (79,403,290.55)          (66,634,914.23)

                                              ---------------           --------------
Total Owner's Equity                          (469,195,558.34)             (918,077.34)

                                              ---------------           --------------
Total Liabilities & Equity                    (469,195,558.34)             (918,077.34)
                                              ===============           ==============

AMCV Holdings, Inc.                  ATTACHMENT 6                 01-10973 (JCA)
                      Summary List of Due To/Due From Accounts
                       For the Month Ended September 30, 2002

                                                       BEGINNING                                                      ENDING
AFFILIATE NAME                        CASE NUMBER       BALANCE               DEBITS             CREDITS              BALANCE
--------------                        -----------     -----------           ----------          ----------          -----------
AMCV Cruise Operations, Inc.           01-10967        639,623.36                   --          416,580.04           223,043.32
Project America, Inc.                       N/A       (457,361.14)                  --                  --          (457,361.14)
Great Hawaiian Cruise Line, Inc.       01-10975       (182,262.22)          416,580.04                  --           234,317.82
                                                      -----------           ----------          ----------          -----------
                                                               --           416,580.04          416,580.04                   --
                                                      ===========           ==========          ==========          ===========

                               AMCV Holdings, Inc.
                                 01-10973 (JCA)

                            Accounts Receivable Aging
                            As of September 30, 2002

                                  Attachment 7

                                 Not Applicable

                               AMCV Holdings, Inc.
                                 01-10973 (JCA)

                             Accounts Payable Detail
                            As of September 30, 2002

                                  Attachment 8

                                 Not Applicable

DEBTOR: AMCV HOLDINGS, INC.                          CASE NUMBER: 01-10973 (JCA)

                      PRELIMINARY MONTHLY OPERATING REPORT
                            AS OF SEPTEMBER 30, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                   NOTES TO SEPTEMBER MONTHLY OPERATING REPORT

The information contained herein is unaudited.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.